Exhibit 99.1

Your vote matters - here’s how to vote! You may vote online or by phone instead of mailing this card.
Online Before the meeting go to www.envisionreports.com/FMNB During the meeting go to meetnow.global/M9YPS2H or scan the QR code – login details are located in the shaded bar below.
Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/FMNB

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A	Proposals – The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.

	For	Against	Abstain		For	Against	Abstain

1.  To adopt the Agreement and Plan of Merger, dated as of October 22, 2025 (as it may be amended, supplemented or modified from time to time, the “Merger Agreement”), by and between Farmers National Banc Corp. (“Farmers”) and Middlefield Banc Corp.

	☐	☐	☐	2. To amend Farmers’ articles of incorporation to increase the number of authorized common shares of Farmers capital stock from 50,000,000 to 75,000,000 shares.	☐	☐	☐

3. To approve the issuance of Farmers common shares, no par value, pursuant to the Merger Agreement.	☐	☐	☐	4. To approve the adjournment of the Farmers special meeting, if necessary, to permit further solicitation of proxies.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

/ /

A Special Meeting of Shareholders of Farmers National Banc Corp. will be held February 10, 2026 at 10:00 a.m., Eastern Time. We have adopted a virtual format for our Special Meeting to provide a consistent experience to all shareholders regardless of location. We will provide a live webcast of the Special Meeting at meetnow.global/M9YPS2H, where you will be able to vote electronically and submit questions during the meeting.

A Special Meeting of Shareholders of Farmers National Banc Corp. will be held on

February 10, 2026 at 10:00 a.m. Eastern Time, virtually via the internet at meetnow.global/M9YPS2H.

To access the virtual meeting, you must have the Control number that is printed in the shaded bar located on the reverse side of this form.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

Notice and Proxy Statement are available at

www.envisionreports.com/FMNB

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/FMNB

▼  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

FARMERS NATIONAL BANC CORP.

SPECIAL MEETING OF SHAREHOLDERS

February 10, 2026

via the Internet at meetnow.global/M9YPS2H

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Troy Adair and Amber Wallace Soukenik, and each of them, proxies with full power of substitution to vote on behalf of the shareholders of Farmers National Banc Corp. on Tuesday, February 10, 2026, at 10:00 a.m. Eastern Time, and any adjournment(s) and postponement(s) thereof with all powers that the undersigned would possess personally present with respect to the proposal(s) set forth on the reverse side hereof.

IF THIS PROXY IS SIGNED AND RETURNED AND DOES NOT SPECIFY A VOTE ON ANY PROPOSAL, THE PROXY WILL BE VOTED “FOR” THE APPROVAL OF PROPOSALS ONE, TWO, THREE AND FOUR. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT FROM FARMERS NATIONAL BANC CORP. PRIOR TO THE EXECUTION OF THIS PROXY OF THE NOTICE OF MEETING AND A PROXY STATEMENT.

Continued and to be signed on reverse side

C	Non-Voting Items

Change of Address – Please print new address below.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

A	Proposals – The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.

	For	Against	Abstain		For	Against	Abstain

1.  To adopt the Agreement and Plan of Merger, dated as of October 22, 2025 (as it may be amended, supplemented or modified from time to time, the “Merger Agreement”), by and between Farmers National Banc Corp. (“Farmers”) and Middlefield Banc Corp.

	☐	☐	☐	2. To amend Farmers’ articles of incorporation to increase the number of authorized common shares of Farmers capital stock from 50,000,000 to 75,000,000 shares.	☐	☐	☐

3. To approve the issuance of Farmers common shares, no par value, pursuant to the Merger Agreement.	☐	☐	☐	4. To approve the adjournment of the Farmers special meeting, if necessary, to permit further solicitation of proxies.	☐	☐	☐

B	Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

1 U P X 6 7 1 1 9 1

        047VBE

A Special Meeting of Shareholders of Farmers National Banc Corp. will be held February 10, 2026 at 10:00 a.m., Eastern Time. We have adopted a virtual format for our Special Meeting to provide a consistent experience to all shareholders regardless of location. We will provide a live webcast of the Special Meeting at meetnow.global/M9YPS2H, where you will be able to vote electronically and submit questions during the meeting.

A Special Meeting of Shareholders of Farmers National Banc Corp. will be held on

February 10, 2026 at 10:00 a.m. Eastern Time, virtually via the internet at meetnow.global/M9YPS2H.

To access the virtual meeting, you must have the Control number that is printed in the shaded bar located on the reverse side of this form.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

Notice and Proxy Statement are available at

www.edocumentview.com/FMNB

▼  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

FARMERS NATIONAL BANC CORP.

SPECIAL MEETING OF SHAREHOLDERS

February 10, 2026

via the Internet at meetnow.global/M9YPS2H

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Troy Adair and Amber Wallace Soukenik, and each of them, proxies with full power of substitution to vote on behalf of the shareholders of Farmers National Banc Corp. on Tuesday, February 10, 2026, at 10:00 a.m. Eastern Time, and any adjournment(s) and postponement(s) thereof with all powers that the undersigned would possess personally present with respect to the proposal(s) set forth on the reverse side hereof.

IF THIS PROXY IS SIGNED AND RETURNED AND DOES NOT SPECIFY A VOTE ON ANY PROPOSAL, THE PROXY WILL BE VOTED “FOR” THE APPROVAL OF PROPOSALS ONE, TWO, THREE AND FOUR. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT FROM FARMERS NATIONAL BANC CORP. PRIOR TO THE EXECUTION OF THIS PROXY OF THE NOTICE OF MEETING AND A PROXY STATEMENT.

Continued and to be signed on reverse side